Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO CREDIT AGREEMENT

SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 16, 2017 (this “Amendment”), among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), and the Lenders (as defined below) and other financial institutions party hereto, and acknowledged by JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for the financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of June 28, 2013 (as amended by that certain First Amendment to Credit Agreement dated as of November 11, 2013, by that certain Second Amendment to Credit Agreement dated as of November 11, 2014, by that certain Third Amendment to Credit Agreement, dated as of August 3, 2015, by that certain Fourth Amendment to Credit Agreement, dated as of June 24, 2016, and by that certain Fifth Amendment to Credit Agreement, dated as of January 16, 2017, and as the same may be further amended, restated, extended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement;

WHEREAS, the Borrower has requested additional Term Commitments (the “Sixth Amendment Term Commitments”) on the Sixth Amendment Effective Date (as defined herein) in an aggregate principal amount not to exceed $20,000,000 (the “Maximum Sixth Amendment Term Commitment”);

WHEREAS, each of the financial institutions identified on the signature pages hereto that has elected to request an allocation of the Sixth Amendment Term Commitments (each a “Sixth Amendment Initial Term Lender”) has agreed to provide such Sixth Amendment Term Commitments in the principal amount of up to the amount set forth on such Sixth Amendment Initial Term Lender’s signature page hereto, on the terms and conditions set forth herein;

WHEREAS, each of the financial institutions identified on the signature pages hereto that has elected to request an allocation of Sixth Amendment Term Loans (as defined herein) (each a “Sixth Amendment Purchasing Term Lender” and together with the Sixth Amendment Initial Term Lenders, the “Sixth Amendment Term Lenders”) has agreed to purchase promptly after the Sixth Amendment Effective Date by way of assignment from the applicable Sixth Amendment Initial Term Lender identified on Schedule A hereto, in accordance with the terms of the Credit Agreement, Sixth Amendment Term Loans in the principal amount of up to the amount set forth on such Sixth Amendment Purchasing Term Lender’s signature page hereto, on the terms and conditions set forth herein;

WHEREAS, each of the Lenders party hereto acknowledges and agrees that, subject to Section 1(b) hereof, following the allocation of the Sixth Amendment Term Commitments by the Borrower (and upon notice to the Administrative Agent), Schedule A hereto shall reflect (i) the final allocation of Sixth Amendment Term Commitments of each Sixth Amendment Initial Term Lender, as indicated under the heading “Sixth Amendment Term Commitments” therein and (ii) the final allocation of Sixth Amendment Term Loans of each Sixth Amendment Purchasing Term Lender following the Sixth Amendment Effective Date, as indicated under the heading “Post-Closing Sixth Amendment Term Loan Allocations” therein;

WHEREAS, the Borrower and Holdings have requested that the Required Lenders amend the Credit Agreement in certain respects to effect the Sixth Amendment Term Commitments and the funding of the Sixth Amendment Term Loans, in each case, in accordance with the terms and subject to the conditions herein set forth, and that the Administrative Agent hereby acknowledges such amendment; and

WHEREAS, Required Lenders agree to accommodate such requests of the Borrower and Holdings, in each case on the terms and subject to the conditions herein set forth;

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holdings and the Lenders party hereto agree, and the Administrative Agent acknowledges, as follows:

Section	1 Consents; Sixth Amendment Term Loans.

(a) Subject to the terms and conditions set forth herein, each of the Lenders party to this Amendment (which collectively constitute the Required Lenders under the Credit Agreement) hereby consents to the amendments set forth herein and to the incurrence of the Sixth Amendment Term Loans.

(b) Subject to the terms and conditions set forth herein, (i) each Sixth Amendment Initial Term Lender severally agrees to make additional Term Loans in the principal amount equal to such Sixth Amendment Initial Term Lenders’ Sixth Amendment Term Commitment set forth opposite such Sixth Amendment Initial Term Lender’s name on Schedule A hereto under the heading “Sixth Amendment Term Commitments” (such Term Loans, the “Sixth Amendment Term Loans”) to the Borrower on the Sixth Amendment Effective Date (as defined below) at the issue price set forth on the Lender signature pages hereto and (ii) each Sixth Amendment Purchasing Term Lender severally agrees to purchase promptly after the Sixth Amendment Effective Date by way of assignment from the applicable Sixth Amendment Initial Term Lender identified on Schedule A hereto, in accordance with the terms of the Credit Agreement, Sixth Amendment Term Loans in the principal amount equal to such Sixth Amendment Purchasing Term Lenders’ allocated amount set forth opposite such Sixth Amendment Purchasing Lender’s name on Schedule A hereto under the heading “Post-Closing Sixth Amendment Term Loan Allocations” at the price set forth on the Lender signature pages hereto. Each Sixth Amendment Initial Term Lender’s commitment to provide such Sixth Amendment Term Loans shall in no event exceed the principal amount of such Sixth Amendment Initial Term Lender’s Sixth Amendment Term Commitment set forth on its signature page hereto and each Sixth Amendment Purchasing Term Lender’s allocation of Sixth Amendment Term Loans shall in no event exceed the principal amount of such Sixth Amendment Purchasing Term Lender’s requested amount of Sixth Amendment Term Loans set forth on its signature page hereto. Notwithstanding the foregoing, (i) in the event of an Over-Subscription (as defined below), the principal amount of any Sixth Amendment Term Lender’s Sixth Amendment Term Commitment or Sixth Amendment Term Loan allocation, as the case may be, as set forth on its signature page hereto may be reduced at the Borrower’s sole discretion (and upon notice to the Administrative Agent) (provided that in no event shall any such reduction result in any Sixth Amendment Term Lender receiving an allocation that is less than its pro rata share of such Sixth Amendment Term Loans) and (ii) in the event that any Lender returns an executed signature page without electing a request for any such amount of Sixth Amendment Term Commitments or allocation of Sixth Amendment Term Loans, as the case may be, such Lender shall be deemed to have consented to this Amendment and elected not to provide a Sixth Amendment Term Commitment and not to purchase any Sixth Amendment Term Loans, as the case may be. For the avoidance of doubt, upon the allocation of the Sixth Amendment Term Commitments by the Borrower (and upon notice to the Administrative Agent), Schedule A hereto shall reflect (i) the final allocation of Sixth Amendment Term Commitments of each

Sixth Amendment Initial Term Lender, as indicated under the heading “Sixth Amendment Term Commitments” therein and (ii) the final allocation of Sixth Amendment Term Loans of each Sixth Amendment Purchasing Term Lender following the Sixth Amendment Effective Date, as indicated under the heading “Post-Closing Sixth Amendment Term Loan Allocations” therein. Pursuant to the amendments set forth in Section 2 of this Amendment, the Sixth Amendment Term Loans shall be “Loans” and “Term Loans” for all purposes under the Credit Agreement and each of the other Loan Documents and shall have terms identical to the Term Loans outstanding under the Credit Agreement immediately prior to the Sixth Amendment Effective Date, including, without limitation, with respect to voting, pro rata treatment, maturity, Applicable Rate, mandatory and voluntary prepayments, repayments and other economic terms. In addition, each Sixth Amendment Term Lender hereby agrees that upon, and subject to, the occurrence of the Sixth Amendment Effective Date, such Sixth Amendment Term Lender shall be deemed to be, and shall become, a “Lender” under the Credit Agreement and the other Loan Documents. For purposes of this Amendment, an “Over-Subscription” shall occur if the aggregate principal amount of requested Sixth Amendment Initial Term Commitments and requested Sixth Amendment Term Loans exceeds the Maximum Sixth Amendment Term Commitment as of the Sixth Amendment Effective Date.

Section	2 Amendments to Credit Agreement.

Effective as of the Sixth Amendment Effective Date, and in reliance on the representations and warranties of the Borrower set forth in this Amendment and in the Credit Agreement, as amended hereby:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

““Sixth Amendment Term Commitment” means, as to each Sixth Amendment Term Lender on the Sixth Amendment Effective Date, its obligation to make Sixth Amendment Term Loans to the Borrower pursuant to Section 2.01(c) in an aggregate principal amount not to exceed the amount set forth opposite such Sixth Amendment Term Lender’s name on Schedule A to the Sixth Amendment under the caption “Sixth Amendment Term Commitment”.”

““Sixth Amendment Term Lender” means at any time, (a) on or prior to the Sixth Amendment Effective Date, any Lender or financial institution that has a Sixth Amendment Term Commitment at such time and (b) at any time after the Sixth Amendment Effective Date, any Lender or other financial institution that holds Sixth Amendment Term Loans at such time.”

““Sixth Amendment Term Loans” means an advance of term loans made by any Sixth Amendment Term Lender under the Term Facility on the Sixth Amendment Effective Date.”

““Sixth Amendment” means that certain Sixth Amendment to Credit Agreement, dated as of February 16, 2017, by and among the Borrower, Holdings, the Sixth Amendment Term Lenders and certain Lenders, and acknowledged by the Administrative Agent.”

““Sixth Amendment Effective Date” means the first date all the conditions in Section 3 of the Sixth Amendment are satisfied or waived in accordance with the Sixth Amendment.”

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating each of the following definitions in its entirety:

““Lender” has the meaning specified in the introductory paragraph hereto and as context requires includes the Swing Line Lender. For the avoidance of doubt, “Lender” shall also include any Sixth Amendment Term Lender.

““Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan. For the avoidance of doubt, Loans shall also include (x) the Sixth Amendment Term Loans and (y) any incremental Term Loans or incremental Revolving Credit Loans made pursuant to Section 2.14.”

““Term Borrowing” means a Borrowing consisting of simultaneous Term Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Term Lenders pursuant to Section 2.01(a) and Section 2.01(c).

““Term Commitment” means, as to each applicable Term Lender, its obligation to (x) make Term Loans to the Borrower on the Closing Date pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, and (y) make Term Loans to the Borrower on the Sixth Amendment Effective Date pursuant to Section 2.01(c) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule A to the Sixth Amendment under the caption “Sixth Amendment Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be increased from time to time pursuant to Section 2.14 or otherwise adjusted from time to time in accordance with this Agreement.”

““Term Loan” means an advance made by any Term Lender under the Term Facility. For the avoidance of doubt, the Sixth Amendment Term Loans and term loans made pursuant to Section 2.14 shall be deemed to be “Term Loans” for purposes of this Agreement.”

(c) Section 2.01 of the Credit Agreement is hereby amended by adding a new clause (c) to the end thereof as follows:

“(c) The Sixth Amendment Term Loan Borrowings. Subject to the terms and conditions set forth herein (including without limitation the conditions set forth in Section 4.02), each Sixth Amendment Term Lender with a Sixth Amendment Term Commitment severally agrees to make loans to the Borrower on the Sixth Amendment Effective Date, in an aggregate amount not to exceed such Sixth Amendment Term Lender’s Sixth Amendment Term Commitment. The Sixth Amendment Term Borrowing shall consist of Sixth Amendment Term Loans made simultaneously by the Sixth Amendment Term Lenders in accordance with their respective Sixth Amendment Term Commitments. Amounts borrowed under this Section 2.01(c) and repaid or prepaid may not be reborrowed. Sixth Amendment Term Loans may be Base Rate Loans or Eurodollar Rate Loans as further provided herein.”

(d) Section 2.07(a) of the Credit Agreement is hereby amended by amending and restating the first sentence of such Section in its entirety as follows:

“(a) The Borrower shall make quarterly repayments on the aggregate outstanding principal amount of the Term Loans issued on the Closing Date to the Term Lenders holding such Term Loans on the first day of each fiscal quarter starting on October 1, 2013 in the amount of $837,500 (which amounts shall be reduced as a result of the application of prepayments in accordance with Section 2.05(b)(iii)) (it being understood that there shall be no required repayments of the Sixth Amendment Term Loans pursuant to this Section 2.07(a) prior to the Maturity Date); provided, however, that the final principal repayment installment of the Term Loans (including, for the avoidance of doubt, the Sixth Amendment Term Loans) shall be repaid on the Maturity Date for the Term Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term Loans outstanding on such date.”.

(e) Section 5.16 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof as follows: “The Borrower will use the proceeds of the Sixth Amendment Term Loans made pursuant to Section 2.01(c) for working capital and general corporate purposes of the Borrower and its Subsidiaries, which may include repayments of outstanding Revolving Credit Loans.”

Section	3 Delayed Effectiveness of Amendments

Notwithstanding anything to the contrary set forth herein, the Sixth Amendment Term Commitments set forth in Section 1 hereof and the amendments to the Credit Agreement set forth in Section 2 hereof shall automatically become effective as of the date upon which the following conditions have been satisfied (the “Sixth Amendment Effective Date”), without any further action being required of any party to the Credit Agreement:

(a) the Borrower, Holdings, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) such counterpart to the Administrative Agent;

(b) the Administrative Agent shall have received the following, each in form and substance reasonably satisfactory to the Administrative Agent (unless otherwise specified):

(i) an Acknowledgement in the form of Exhibit A-1 or Exhibit A-2 hereto executed by each Loan Party that is not a party hereto;

(ii) a favorable opinion of (i) DLA Piper LLP, counsel to the Loan Parties, (ii) Foley & Lardner LLP, Wisconsin counsel to the Loan Parties, and (iii) DLA Piper (Canada) LLP, Canadian counsel to Appvion Canada, in each case, addressed to the Administrative Agent and each Lender, as to the matters concerning the Loan Parties and the Loan Documents, including this Amendment;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of the Borrower, Holdings and other Guarantors is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failures to do so could not reasonably be expected either individually or in the aggregate to have a Material Adverse Effect;

(v) a certificate, dated the Sixth Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower and Holdings that (x) the representations and warranties made by the Borrower and Holdings in Section 4 of this Amendment are true and correct and (y) the conditions to all Credit Extensions set forth in Section 4.02 of the Credit Agreement have been satisfied;

(vi) a Request for Credit Extension in accordance with Section 2.02 of the Credit Agreement;

(vii) a customary solvency certificate executed by the chief financial officer of the Borrower; and

(c) all fees and expenses required to be paid to the Administrative Agent on the Sixth Amendment Effective Date (including, without limitation, reasonable and documented out-of-pocket legal fees and expenses) shall have been paid (or shall concurrently be paid) to the extent the Borrower has received an invoice therefor at least one Business Day prior to the Sixth Amendment Effective Date.

(d) The Borrower shall have paid or have caused to be paid, to the Lenders with Term Loans existing immediately prior to the Sixth Amendment Effective Date, all accrued interest owing on such Term Loans to and until the Sixth Amendment Effective Date.

(e) (x) with respect to any Sixth Amendment Term Lender that is not a Lender immediately prior to the Sixth Amendment Effective Date, the Administrative Agent shall have received an Administrative Questionnaire and (y) the Administrative Agent shall have received, to the extent reasonably requested by the Administrative Agent or any Lender, at least three (3) Business Days prior to the Sixth Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act.

Section	4 Representations and Warranties.

To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and Holdings, jointly and severally, hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof:

(a) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, is true and correct in all respects) on and as of the Sixth Amendment Effective Date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, are true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4(a), the representations and warranties contained in Section 5.01 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;

(b) each Loan Party that is a party hereto has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

(c) the execution, delivery and performance by each Loan Party that is a party hereto of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by such Person;

(d) this Amendment and the Credit Agreement, as amended hereby, each constitutes the legal, valid and binding obligation of each Loan Party that is a party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(e) no Default or Event of Default exists, both before and after giving effect to this Amendment and the incurrence of the Sixth Amendment Term Loans; and

(f) the execution, delivery and performance of this Amendment does not violate any (a) material Requirement of Law, (b) Contractual Obligation (including, for the avoidance of doubt, the Credit Agreement as in effect immediately prior to the Sixth Amendment Effective Date) or (c) Organization Document of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation or Organization Document (other than the Liens created by the Security Documents). No Requirements of Law or Contractual Obligations applicable to any Group Member could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

Section	5 Reference and Effect on the Credit Documents.

(a) On and after the Sixth Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended or otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified, confirmed and reaffirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any L/C Issuer or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Borrower and Holdings hereby (i) acknowledge and agree that this Amendment does not constitute a novation or termination of the Obligations as in effect prior to the Sixth Amendment Effective Date and which remain outstanding as of the Sixth Amendment Effective Date, (ii) acknowledge and agree that the Obligations under the Loan Documents (as amended hereby) are in all respects continuing, (iii) ratify and reaffirm all of their payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which they are a party (after giving effect hereto), (iv) ratify and reaffirm any guarantee and grant of security interests and Liens on any of their respective Collateral pursuant to any Loan Document as security for or otherwise guaranteeing the Borrower’s Obligations under or with respect to the Loan Documents and confirm and agree that such security interests and Liens are in all respects continuing and in full force and effect and shall continue to secure all of the Obligations under the Loan Documents (after giving effect hereto) and (v) agree that this Amendment shall in no manner impair or otherwise adversely affect any of such Liens.

(d) Except as expressly set forth herein, nothing contained in this Amendment and no action by, or inaction on the part of, any Lender, any L/C Issuer or the Administrative Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Loan Document.

(e) This Amendment is a Loan Document.

Section	6 GOVERNING LAW AND JURISDICTION.

(a) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE BORROWER AND HOLDINGS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE REVOLVER AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Section	7 Miscellaneous.

(a) No Waiver, Etc. Except as otherwise expressly set forth herein, nothing in this Amendment is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer arising under the Credit Agreement, any of the other Loan Documents or applicable law. The failure of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer at any time or times hereafter to require strict performance by any Loan Party or any other Person obligated under any Loan Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver. Except as otherwise expressly set forth herein, no waiver by the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time. All terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect, except to the extent expressly modified by this Amendment.

(b) Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Amendment signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(c) Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.

(d) No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns. No Person other than the parties hereto, their respective successors and assigns and any other Lender, L/C Issuer or Revolver Agent shall have rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

(e) Section Titles. The section and subsection titles contained in this Amendment are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Administrative Agent and the Required Lenders, on the one hand, and the Borrower and Holdings on the other hand. Any reference in this Amendment to any “Section” refers, unless the context otherwise indicates, to a section of this Amendment.

(f) Termination. Notwithstanding anything to the contrary in this Amendment, the Sixth Amendment Term Commitments established hereby shall automatically terminate on February 23, 2017 to the extent the Sixth Amendment Effective Date and the funding of the Sixth Amendment Term Loans shall have not occurred on or prior to such date.

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